Exhibit 10.2

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of October 8, 2024 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT, is by and among Scilex Holding Company, a Delaware corporation with offices located at 960 San Antonio Road, Palo Alto, CA 94303 (the “Company”), Oramed Pharmaceuticals Inc. (the “Investor”) and Acquiom Agency Services LLC as the collateral agent (the “Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement (as defined below) shall be used herein as therein defined.

RECITALS

A. The Company and the Investor entered into the Securities Purchase Agreement dated as of September 21, 2023 (the “Securities Purchase Agreement”), pursuant to which the Investor agreed to purchase certain Notes of the Company, upon the terms and subject to the conditions set forth therein.

B. The Company and the Investor desire to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS. Effective as of the time the Company and the Investor shall have executed and delivered this Amendment (the “Amendment Time”), the Securities Purchase Agreement is hereby amended as follows:

(a) Section 1.1 of the Securities Purchase Agreement is hereby amended to add the following definitions:

(i) “Amendment No. 1” means that certain Amendment No. 1 to this Agreement, in the form attached hereto as Exhibit H, as such may be amended, modified or waived from time to time in accordance therewith.

(ii) “Amendment No. 1 Effective Date” means October 8. 2024.

(iii) “Tranche B Notes” means those certain Senior Secured Convertible Notes issued pursuant to the Tranche B Securities Purchase Agreement from time to time (or otherwise pursuant to the terms of the Tranche B Notes), as such Tranche B Notes may be amended, modified or waived from time to time in accordance therewith.

(iv) “Tranche B Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated October 7, 2024, by and among the Company and the investors party thereto (including the Initial Purchaser), as such may be amended, modified or waived from time to time in accordance therewith.

(b) Article VI is hereby amended to add the following new Section 6.10:

“Section 6.10 AAL; Subordination Agreement. This Agreement, the Note and the other Transaction Documents (and all payment and enforcement provisions therein) are subject to the terms and conditions of (x) that certain Agreement Among Holders dated as of the Amendment No. 1 Effective Date by and among, inter alios, the Note Holders as First Out Holders (as defined therein) and the holders of Tranche B Notes as Last Out Holders (as defined therein) and (y) that certain Subordination Agreement, dated as of the Amendment No. 1 Effective Date, by and between the Agent, Scilex Pharmaceuticals, Inc., and Efshar Hataya Ltd, a Marshall Islands corporation, in its capacity as agent for itself and the other Royalty Secured Parties (as defined therein)..”

(c) The defined term “Security Agreement” is hereby amended and restated as follows:

“Security Agreement” means that certain Amended and Restated Security Agreement dated as of the Amendment No. 1 Effective Date, in the form attached hereto as Exhibit I, as such may be amended, modified or waived from time to time in accordance therewith.

2. MISCELLANEOUS

(a) Acknowledgement; Reaffirmation of Obligations; Consent. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Securities Purchase Agreement and each of the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

(b) General. The provisions of Article V of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(c) References. From and after the Amendment Time, (i) all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended or modified hereby, and (ii) all references in the other Transaction Documents to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended or modified hereby. This Amendment shall constitute a Transaction Document.

(d) Agent Instruction. The Investor signatory hereto, constituting the Required Holders under the Securities Purchase Agreement, hereby authorizes and directs the Agent to enter into this Amendment.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name: Jaisim Shah
Title: Chief Executive Officer and President

INVESTOR:

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name: Nadav Kidron
Title: Chief Executive Officer

By:	/s/ Josh Hexter
Name: Josh Hexter
Title: Chief Business and Operating Officer

AGENT:

ACQUIOM AGENCY SERVICES LLC, as Agent

By:	/s/ Beth Cesari
Name: Beth Cesari
Title: Senior Director